SUPPLEMENT DATED NOVEMBER 6, 2023
  TO THE PROSPECTUS AND INITIAL SUMMARY PROSPECTUSES, EACH DATED MAY 1, 2023
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        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                          FS VARIABLE SEPARATE ACCOUNT
                     Polaris Platinum III Variable Annuity
                  Polaris Preferred Solution Variable Annuity
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This supplement modifies certain information for optional Living Benefits described in the above-referenced prospectuses and initial summary prospectuses (together, the "Prospectus") for contracts issued on or after November 6, 2023. You should read this information carefully in conjunction with the Prospectus for your contract and retain for future reference. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

For contracts issued in New York on or after November 6, 2023, only one Income Option is available if you elect Polaris Income Max or Polaris Income Plus Daily Flex optional Living Benefit. Please see the current Rate Sheet prospectus supplement for the applicable Income Option available.

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